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                        MICROCHIP TECHNOLOGY INCORPORATED










                             1993 STOCK OPTION PLAN

                         AMENDED THROUGH APRIL 25, 1997



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                                TABLE OF CONTENTS
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                                                                                                               Page

                                                      ARTICLE I
                                                       GENERAL
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1.1      PURPOSE OF THE PLAN....................................................................................  1
         (a)      Amendment.....................................................................................  1
         (b)      Purpose.......................................................................................  1
         (c)      Effective Date................................................................................  1
         (d)      Successor to 1989 Plan......................................................................... 2
         (e)      Parent/Subsidiaries...........................................................................  2

1.2      STRUCTURE OF THE PLAN................................................................................... 3
         (a)      Stock Programs................................................................................. 3
         (b)      General Provisions............................................................................  3

1.3      ADMINISTRATION OF THE PLAN.............................................................................  3
         (a)      Bifurcation of Administration.................................................................  3
         (b)      Affiliate Administration....................................................................... 3
         (c)      Non-Affiliate Administration..................................................................  4
         (d)      Term on Committee.............................................................................  4
         (e)      Authority of Plan Administrators..............................................................  4
         (f)      Indemnification................................................................................ 5

1.4      ELIGIBLE PERSONS UNDER THE PLAN........................................................................  5
         (a)      Discretionary Option Grant..................................................................... 5
         (b)      Automatic Option Grant Program................................................................. 5

1.5      STOCK SUBJECT TO THE PLAN............................................................................... 6
         (a)      Amendment...................................................................................... 6
         (b)      Available Shares............................................................................... 6
         (c)      Adjustments for Issuances...................................................................... 6
         (d)      Adjustments for Organic Changes................................................................ 7
         (e)      Limitation on Grants to Employees.............................................................. 7

                                                     ARTICLE II
                                         DISCRETIONARY OPTION GRANT PROGRAM

2.1      TERMS AND CONDITIONS OF OPTIONS......................................................................... 8
         (a)      General........................................................................................ 8
         (b)      Option Price................................................................................... 8
         (c)      Payment of Option Price........................................................................ 8
         (d)      Fair Market Value.............................................................................. 9
         (e)      Term and Exercise of Options................................................................... 9
         (f)      Termination of Service.........................................................................10
         (g)      Discretion to Accelerate Vesting.............................................................. 11
         (h)      Discretion to Extend Exercise Period.......................................................... 11
         (i)      Definitions................................................................................... 11
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
         (j)      Stockholder Rights............................................................................ 11
         (k)      Repurchase Rights............................................................................. 12

2.2      INCENTIVE OPTIONS...................................................................................... 12
         (a)      General....................................................................................... 12
         (b)      Dollar Limitation............................................................................. 13
         (c)      10% Stockholder............................................................................... 13
         (d)      Application................................................................................... 13

2.3      CORPORATE TRANSACTIONS................................................................................. 13
         (a)      Definition.................................................................................... 13
         (b)      Acceleration of Option........................................................................ 14
         (c)      Termination and Options....................................................................... 14
         (d)      Adjustments on Assumption or Continuation..................................................... 14
         (e)      Discretion to Accelerate...................................................................... 15
         (f)      Plan Not to Affect Corporation................................................................ 15

2.4      CHANGE IN CONTROL...................................................................................... 15
         (a)      Definition.................................................................................... 15
         (b)      Discretion to Accelerate...................................................................... 15
         (c)      Exercise Rights................................................................................16

2.5      INCENTIVE OPTIONS...................................................................................... 16

                                                     ARTICLE III
                                                      RESERVED


                                                     ARTICLE IV
                                           AUTOMATIC OPTION GRANT PROGRAM

4.1      TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS.........................................................16
         (a)      Amount and Date of Grant...................................................................... 16
         (b)      Exercise Price................................................................................ 17
         (c)      Method of Exercise............................................................................ 17
         (d)      Payment Price..................................................................................17
         (e)      Exercise Date................................................................................. 18
         (f)      Term of Option................................................................................ 18
         (g)      Vesting........................................................................................19
         (h)      Limited Transferability....................................................................... 19

4.2      CORPORATE TRANSACTION.................................................................................. 19
4.3      CHANGE IN CONTROL...................................................................................... 19
4.4      MISCELLANEOUS PROVISIONS............................................................................... 20
         (a)      Corporation Rights............................................................................ 20
         (b)      Privilege of Stock Ownership.................................................................. 20
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                                TABLE OF CONTENTS
                                    continued
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                                                      ARTICLE V
                                                   MISCELLANEOUS
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5.1      AMENDMENT OF THE PLAN AND AWARDS....................................................................... 20
         (a)      Board Authority............................................................................... 20
         (b)      Options Issued Prior to Stockholder Approval.................................................. 20
         (c)      Rule 16b-3 Plan............................................................................... 21

5.2      TAX WITHHOLDING........................................................................................ 21
         (a)      General....................................................................................... 21
         (b)      Shares to Pay for Withholding................................................................. 21
                  (i)      Stock Withholding.................................................................... 21
                  (ii)     Stock Delivery....................................................................... 21

5.3      EFFECTIVE DATE AND TERM OF PLAN........................................................................ 22
         (a)      Effective Date................................................................................ 22
         (b)      Incorporation of 1989 Plan.................................................................... 22
         (c)      Discretion.................................................................................... 22
         (d)      Termination of Plan........................................................................... 22

5.4      USE OF PROCEEDS........................................................................................ 22
5.5      REGULATORY APPROVALS................................................................................... 22
         (a)      General....................................................................................... 22
         (b)      Securities Registration....................................................................... 23

5.6      NO EMPLOYMENT/SERVICE RIGHTS........................................................................... 23
5.7      MISCELLANEOUS PROVISIONS............................................................................... 23
         (a)      Assignment.................................................................................... 23
         (b)      Choice of Law................................................................................. 23
         (c)      Plan Not Exclusive............................................................................ 24
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                        MICROCHIP TECHNOLOGY INCORPORATED
                             1993 STOCK OPTION PLAN
                         AMENDED THROUGH APRIL 25, 1997


                                    ARTICLE I
                                     GENERAL
                                     -------

         1.1      PURPOSE OF THE PLAN

                  (a) Amendment. On January 19, 1993, the Board of Directors (the "Board") of Microchip Technology Incorporated, a Delaware corporation (the "Corporation") adopted the 1993 Stock Option/Stock Issuance Plan. On April 23, 1993 and September 14, 1993, the Board amended the Plan authorizing additional available shares of Common Stock. On October 7, 1993, the Board amended and restated the Plan as stated herein. On April 18, 1994, the Board amended the Plan authorizing additional available shares of Common Stock, subject to stockholder approval. On January 20, and April 26, 1995, the Board amended the Plan authorizing, among other matters, additional available shares of Common Stock, subject to stockholder approval and the elimination of the stock issuance portion of the Plan. Any options outstanding under the Plan before this amendment shall remain valid and unchanged. On April 25, 1997, the Board amended the Plan authorizing, among other matters, additional available shares of Common Stock, subject to stockholder approval.

                  (b) Purpose. This 1993 Stock Option Plan, amended through April 25, 1997 ("Plan") is intended to promote the interests of the Corporation by providing (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), (ii) non-employee members of the Corporation's Board of Directors (the "Board") and (ii) consultants and other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

                  (c) Effective Date. The Plan became effective on the first date on which the shares of the Corporation's common stock are registered under
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Such date is hereby designated as the Effective Date of the Plan. The effective date of any amendments to the Plan shall be as of the date of Board approval. Notwithstanding the foregoing, certain amendments referenced herein must be approved by the stockholders of the Corporation.

                  (d) Successor to 1989 Plan. This Plan shall serve as the successor to the Corporation's 1989 Stock Option Plan (the "1989 Plan"), and no further option grants or stock issuances shall be made under the 1989 Plan from and after the Effective Date of this Plan. All options outstanding under the 1989 Plan on such Effective Date are hereby incorporated into this Plan and shall accordingly be treated as outstanding options under this Plan. However, each outstanding option so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation's common stock thereunder. All outstanding unvested share issuances under the 1989 Plan shall continue to be governed solely by the express terms and conditions of the instruments evidencing such issuances, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such unvested shares.

                  (e)  Parent/Subsidiaries.   For  purposes  of  the  Plan,  the
following   provisions  shall  be  applicable  in  determining  the  parent  and subsidiary corporations of the Corporation:

                           (i) Any corporation  (other than the  Corporation) in
an unbroken chain of corporations ending with the Corporation shall be considered to be a parent of the corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in any other corporation in such chain.

                           (ii) Each corporation (other than the Corporation) in
an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in any other corporation in such chain.

                  (f) All references herein to number of shares of Common Stock have been restated to reflect a 2-for-1 stock split of the Common Stock effected on September 14, 1993, a 3-for-2 stock split of the Common Stock effected on April 4, 1994, a 3-for-2 split of the Common Stock effected on November 8, 1994, and a 3-for-2 split of the Common Stock effected on January 6, 1997.

         1.2      STRUCTURE OF THE PLAN

                  (a) Stock Programs. The Plan shall be divided into two separate components: the Discretionary Option Grant Program specified in Article II and the Automatic Option Grant Program specified in Article IV. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article II. Under the Automatic Option Grant Program, non-employee members of the Board will be automatically granted options to purchase shares of the Common Stock in accordance with the provisions of Article IV.

                  (b) General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles I and V shall apply to the Discretionary Option Grant Program and the Automatic Stock Grant Program, and shall accordingly govern the interests of all individuals under the Plan.

         1.3      ADMINISTRATION OF THE PLAN

                  (a) Bifurcation of Administration. The eligible persons under the Discretionary Option Grant Program shall be divided into two groups and there shall be a separate administrator for each group. One group shall be comprised of eligible persons that are "Affiliates." For purposes of the Plan, the term "Affiliates" shall mean (i) all "executive officers" as that term is defined in Rule 16a-1(f) promulgated under the Securities and Exchange Act of 1934 as amended (the "1934 Act"), (ii) all directors of the Company, and (iii) all persons who own 10% or more of the Company's issued and outstanding common stock. The other group shall be comprised of all eligible persons under the Plan that are not Affiliates ("Non-Affiliates").

                  (b) Affiliate Administration. The power to administer the Discretionary Option Grant Program with respect to eligible persons that are Affiliates shall be vested with a committee (the "Senior Committee") of two (2) or more non-employee Board members appointed by the Board. No Board member shall be eligible to serve on the Senior Committee if such individual has, within the relevant period designated below, received an option grant or direct stock issuance under this Plan (not including any option grants made pursuant to the Automatic Option Grant Program set forth in Article IV) or any other stock plan of the Corporation (or any parent or subsidiary corporation):

                           (i) for each of the initial members of the Committee,
the period commencing with the Effective Date of the Plan and ending with the date of his or her appointment to the Senior Committee, or

                           (ii) for any  successor  or  substitute  member,  the
twelve-month period immediately preceding the date of his or her appointment to the Senior Committee or (if shorter) the period commencing with the Effective Date of the Plan and ending with the date of his or her appointment to the Senior Committee.

                  (c) Non-Affiliate Administration. The power to administer the Discretionary Option Grant Program with respect to eligible persons that are not Non-Affiliates shall be vested with the Board. The Board, however, may at any time appoint a committee (the "Employee Committee") of one or more persons who are members of the Board and delegate to such Employee Committee the power, in whole or in part, to administer the Discretionary Stock Option Grant Program with respect to the Non-Affiliates.

                  (d) Term on Committee. Members of the Senior Committee and the Employee Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board at any time may terminate the functions of the Employee Committee and reassume all powers and authority previously delegated to such Committee.

                  (e) Authority of Plan Administrators. The Board, the Employee Committee, and the Senior Committee, whichever is applicable, shall each be referred to herein as a "Plan Administrator." Each Plan Administrator shall have the authority and discretion, with respect to its administered group, to select which eligible persons shall participate in the Plan. Unless otherwise required by law, decisions among members of a Plan Administrator shall be by majority vote. With respect to each administered group, the applicable Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. All decisions made by a Plan Administrator shall be final and binding on all parties in its administered group who have an interest in the Discretionary Option Grant Program or any outstanding option thereunder. The Plan Administrator shall also have full authority to determine, with respect to the option grants made under the Discretionary Option Program, the number of shares to be covered by each such grant, the status of the granted option as either an incentive stock option ("Incentive option") which satisfies the requirements of Section

422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding.

                  (f) Indemnification. In addition to such other rights of indemnification as they may have, the members of each Plan Administrator shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, legal proceeding to which any such member thereof may be a party, by reason of any action taken or failed to be taken, under or in connection with the Plan or any rights granted thereunder, and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

         1.4      ELIGIBLE PERSONS UNDER THE PLAN

                  (a) Discretionary Option Grant Program. The persons eligible to participate in the Discretionary Option Grant Program under Article II are as follows:

                           (i)   officers   and  other  key   employees  of  the
Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

                           (ii)  non-employee  members  of the Board  (excluding
those current members of the Senior Committee); and

                           (iii)   those   consultants   or  other   independent
contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

                  (b) Automatic Option Grant Program. The persons eligible to participate in the Automatic Option Grant Program shall be limited to non-employee Board members. A non-employee Board member shall not be eligible to participate in the Automatic Option Grant Program, however, if such individual has at any time been in the prior employ of the Corporation (or any parent or subsidiary corporation). Unless otherwise provided in the Plan, persons who are eligible under the Automatic Option Grant Program may also be eligible to receive option grants under the Discretionary Option Grant Program in effect under this Plan.

         1.5      STOCK SUBJECT TO THE PLAN

                  (a) Amendment. Under the Plan, 6,072,227 shares were originally authorized to be issued under the Plan (constituting 5,565,977 authorized shares under the 1989 Plan and rolled over into this Plan plus 506,250 additional shares authorized by the Board on January 19, 1993). On April 23, 1993, an additional 2,193,750 shares were authorized by the Board, subject to stockholder approval at the next stockholders' meeting. At that point, the total available authorized shares were 8,265,977. On September 14, 1993, the Board authorized the number of shares of Common Stock issuable under the Plan to be increased by 2,281,500 shares. On April 18, 1994, the Board authorized the number of shares of Common Stock issuable under the Plan to be increased by 2,925,000 shares. On January 20, 1995 and April 26, 1995, the Board authorized the number of shares of Common Stock issuable under the Plan to be increased by 1,425,000 shares, subject to Stockholder approval, such that the maximum number of shares issuable for the term of the Plan shall be as set forth in Section 1.5(b) below.

                  (b) Available Shares. Shares of the Corporation's common stock (the "Common Stock") shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 14,897,477 shares, subject to adjustment from time to time in accordance with the provisions of this Section 1.5. To the extent one or more outstanding options under the 1989 Plan which have been incorporated into this Plan (as adjusted for the 1993 Stock Dividend) are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

                  (c) Adjustments for Issuances. Should one or more outstanding options under this Plan (including outstanding options under the 1989 Plan incorporated into this Plan) expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grant under the Plan. All share issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In addition, should the exercise price of an outstanding option under the Plan (including any option incorporated from the 1989 Plan) be paid with shares of Common

Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.

                  (d) Adjustments for Organic Changes. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and price per share in effect under each option outstanding under either the Discretionary Option Grant Program or the Automatic Option Grant Program and (iii) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the 1989 Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Board shall be final, binding and conclusive. The amount of options granted automatically under the Automatic Option Grant Program on the Annual Automatic Grant Date and on the Initial Automatic Grant Date shall not be adjusted regardless of any organic changes made to the Common Stock issuable under the Plan.

                  (e) Limitations on Grants to Employees. Notwithstanding any other provision herein to the contrary, the following limitations shall apply to grants of options to Employees:

                           (i) No employee shall be granted,  in any fiscal year
of the Corporation, options to purchase more than three hundred thousand (300,000) shares.

                           (ii)  In   connection   with   his  or  her   initial
employment, an Employee may be granted options to purchase up to an additional five hundred thousand (500,000) shares which shall not count against the limit set forth in subsection (i) above.

                           (iii) The  foregoing  limitations  shall be  adjusted
proportionately   in   connection   with  any   change   in  the   Corporation's
capitalization as described in Section 1.5(d).

                           (iv) If an option  is  cancelled  in the same  fiscal
year of the Corporation in which such option was granted (other than in connection with a transaction described in Section

1.5(d)),  the  cancelled  option will be counted  against the limit set forth in
Section 1.5(e)(i). For this purpose, if the exercise price of an option is reduced, the transaction will be treated as a cancellation of the option and the grant of a new option.

                                   ARTICLE II
                       DISCRETIONARY OPTION GRANT PROGRAM
                       ----------------------------------

         2.1      TERMS AND CONDITIONS OF OPTIONS

                  (a) General. Options granted to eligible persons ("Optionees") pursuant to the Discretionary Option Grant Program set forth in this Article II shall be authorized by action of the Plan Administrator and, at the Plan Administrator's discretion, may be either Incentive Options or non-statutory options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section 2.2 hereof.

                  (b) Option Price. The option price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                           (i) The option  price per share of the  Common  Stock
subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of such Common Stock on the grant date; and

                           (ii) The option  price per share of the Common  Stock
subject to a non-statutory stock option shall in no event be less than one hundred percent (100%) of the fair market value of such Common Stock on the grant date.

                  (c) Payment of Option Price. The option price shall become immediately due upon exercise of the option and shall be payable in one of the following alternative forms specified below:

                           (i)  full  payment  in cash  or  check  drawn  to the
Corporation's order;

                           (ii) full payment  through a  broker-dealer  sale and
remittance procedure pursuant to which the Optionee (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and (B) shall provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

For purposes of this Section 2.1(c), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

                  (d) Fair Market Value. The fair market value per share of Common Stock shall be determined in accordance with the following provisions:

                           (i) If the Common  Stock is not at the time listed or
admitted to trading on any national stock exchange but is traded on the NASDAQ National Market System, the fair market value shall be the closing price per share on the date in question, as such price is reported by the National Association of Securities Dealers through the NASDAQ National Market System or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                           (ii) If the  Common  Stock is at the time  listed  or
admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  (e) Term and Exercise of Options. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable by the

Optionee other than by will or by the laws of descent and distribution following the Optionee's death.

                  (f) Termination of Service. The following provisions shall govern the exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death:

                           (i) Should an Optionee  cease  Service for any reason
(including permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code but not including death) while holding one or more outstanding options under this Article II, then none of those options shall (except to the extent otherwise provided pursuant to Section 2.1(g) below) remain exercisable for more than a ninety (90) day period (or such shorter or longer period determined by the Plan Administrator and set forth in the instrument evidencing the grant, but not to exceed twelve (12) months) measured from the date of such cessation of Service.

                           (ii)  Any  option  held by the  Optionee  under  this
Article II and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such exercise, however, must occur prior to the earlier of six months following the date of optionee's death or the specified expiration date of the option term. Upon the occurrence of the earlier event, the option shall terminate and cease to be outstanding.

                           (iii) Under no circumstances, however, shall any such
option be exercisable after the specified expiration date of the option term.

                           (iv)  During  the  applicable  post-Service  exercise
period, the option shall not be exercisable for more than the number of shares (if any) in which the Optionee is vested at the time of his or her cessation of Service (less any option shares subsequently purchased by the Optionee prior to death). Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to be outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise at that time vested.

                           (v) Should (A) the  optionee's  service be terminated
for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (B) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article II shall terminate immediately and cease to be outstanding.

                  (g) Discretion to Accelerate Vesting. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article II to be exercised, during the limited post-Service exercise period applicable under Section 2.1(f) above, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the optionee's cessation of Service but also with respect to one or more subsequent installments of vested shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                  (h) Discretion to Extend Exercise Period. The Plan Administrator shall also have full power and authority to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under Section 2.1(f) above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

                  (i) Definitions. For purposes of the foregoing provisions of this Section 2.1 (and for all other purposes under the Discretionary Option Grant Program):

                           (i)  The  Optionee   shall   (except  to  the  extent
otherwise specifically provided in the applicable stock option agreement) be deemed to remain in Service for so long as such individual renders services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor.

                           (ii)  The  Optionee  shall  be  considered  to  be an
Employee for so long as he or she remains in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

                  (j) Stockholder Rights. An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

                  (k) Repurchase Rights. The shares of Common Stock acquired upon the exercise of any Article II option grant may be subject to repurchase by the Corporation in accordance with the following provisions:

                           (i) The Plan Administrator  shall have the discretion
to authorize the issuance of unvested  shares of Common Stock under this Article
II. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

                           (ii) All of the Corporation's  outstanding repurchase
rights under this Article II shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under Section 2.3 hereof, except to the extent: (A) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or
(B) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                           (iii)   The  Plan   Administrator   shall   have  the
discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Discretionary Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.

         2.2      INCENTIVE OPTIONS

                  (a) General. The terms and conditions specified below shall be applicable to all incentive options ("Incentive Options") granted under this
Article II pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Incentive Options may only be granted to individuals who are employees of the Corporation. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

                  (b) Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Incentive Options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such Incentive Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options under the federal tax laws shall be applied on the basis of the order in which such Incentive Options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a non-statutory option under the federal tax laws.

                  (c) 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Code Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five years, measured from the grant date.

                  (d)   Application.   Except  as  modified  by  the   preceding
provisions of this Section 2.2, the provisions of Articles I, II and V of the Plan shall apply to all Incentive Options granted hereunder.

         2.3      CORPORATE TRANSACTIONS

                  (a) Definition. For purposes of this Plan, any of the following stockholder approved transactions to which the Corporation is a party shall be considered a "Corporate Transaction":

                           (i)  a  merger   or   consolidation   in  which   the
corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

                           (ii) the sale,  transfer or other  disposition of all
or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

                           (iii) any reverse merger in which the  Corporation is
the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to person or persons different from those who held such securities immediately prior to such merger.

                  (b) Acceleration of Option. Upon the stockholder approval of a Corporate Transaction, each option which is at the time outstanding under this
Article II shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article II shall not so accelerate if and to the extent: (A) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (B) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or (C) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (A) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                  (c) Termination of Options. Upon the consummation of the Corporate Transaction, all outstanding options under this Article II shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                  (d) Adjustments on Assumption or Continuation. Each outstanding option under this Article II which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

                  (e) Discretion to Accelerate. The Plan Administrator shall have the discretion, exercisable either in advance of any actually-anticipated Corporate Transaction or at the time of an actual Corporate Transaction, to provide (upon such terms as it may deem appropriate) for the automatic acceleration of one or more outstanding options granted under the Plan which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, in the event the Optionee's Service should subsequently terminate within a designated period following the effective date of such Corporate Transaction.

                  (f) Plan Not to Affect Corporation. The grant of options under this Article II shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         2.4      CHANGE IN CONTROL

                  (a) Definition. For purposes of this Plan, a Change in Control shall be deemed to occur in the event:

                           (i) any  person or related  group of  persons  (other
than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                           (ii)  there is a  change  in the  composition  of the
Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

                  (b) Discretion to Accelerate. The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options under this Article

II (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article II) upon the occurrence of the Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service within a specified period following the Change in control.

                  (c) Exercise Rights. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

                  2.5      INCENTIVE OPTIONS.

                  The exercisability as Incentive Options of any options accelerated under Sections 2.3 or 2.4 hereof in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section 2.2 hereof.




                                   ARTICLE III
                                    RESERVED
                                    --------

                                   ARTICLE IV
                         AUTOMATIC OPTION GRANT PROGRAM
                         ------------------------------

         4.1      TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS.

                  (a) Amount and Date of Grant. During the term of this Plan, automatic option grants (the "Automatic Option Grant") shall be made to each eligible non-employee member of the Board ("Optionee") as follows:

                           (i) Each year on the Annual  Automatic  Grant Date an
option to acquire 5,000 shares of Common Stock ("Option Shares") shall be granted to each eligible non-employee member of the Board for so long as there are shares of Common Stock available under Section 1.5 hereof. The "Annual Automatic Grant Date" shall be as of the first business day of the month in which the Corporation's Annual Stockholders Meeting is held. Notwithstanding the foregoing, (1) any non-Employee Member of the Board whose term ended as of such Automatic Grant Date shall not be eligible to receive any automatic option grants on that Annual Automatic Grant Date and (2) any non-Employee Member of the Board who has received an Automatic Grant pursuant to Section 4.1(a)(ii) on the same date as the Annual Automatic Grant Date or within 30 days prior thereto, shall not be eligible to receive an Automatic Option Grant on that Annual Automatic Grant Date.

                           (ii) On the Initial  Automatic Grant Date,  every new
member of the Board who is an eligible non-Employee and has not previously been a member of the Board shall be granted an option to acquire 10,000 shares of Common Stock ("Option Shares") as long as there are shares of Common Stock available under Section 1.5 hereof. The "Initial Automatic Grant Date" shall be as of the date that the Optionee was first appointed or elected to the Board.

                  (b) Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant made under this Article IV shall be equal to 100% of the fair market value per share of the Common Stock on the applicable Automatic Grant Date, as determined in accordance with the valuation provisions of Section 2.1(d) hereof.

                  (c) Method of Exercise. In order to exercise an option with respect to any Option Shares for which an Automatic Option Grant is exercisable at the time, Optionee (or in the case of an exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following action:

                           (i)  execute  and  deliver  to the  Secretary  of the
Company a written notice of exercise;

                           (ii)  pay the  aggregate  Option  Price in one of the
alternate forms as set forth in Section 4.1(d) below; and

                           (iii)  furnish  appropriate  documentation  that  the
person or persons exercising the option (if other than the Optionee) has the right to exercise such option. As soon after the Exercise Date (as defined in Section 4.1(e) hereof), as practical, the Company shall mail or deliver to or on behalf of the Optionee (or any other person or persons exercising this option in accordance herewith) a certificate or certificates representing the shares for which the option has been exercised in accordance with the provisions of this Plan. In no event may any option be exercised for any fractional shares.

                  (d) Payment Price. The exercise price shall be payable in one of the alternative forms specific below:

                           (i) full payment in cash or check made payable to the
Corporation's order; or

                           (ii)  full  payment  through  a sale  and  remittance
procedure pursuant to which the non-employee Board member (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and shall (B) concurrently provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                  (e) Exercise Date. For purposes of this Article IV, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation, and the fair market value per share of Common Stock on any relevant date under this Article IV shall be determined in accordance with the provisions of Section 2.1(d) hereof. Except to the extent the sale and remittance procedure specified above is utilized for the exercise of the potion, payment of the option price for the purchased shares must accompany the exercise notice.

                  (f) Term of Option.  Each  automatic  option  grant under this
Article IV shall have a maximum term of ten (10) years measured from the Automatic Grant Date. Should Optionee's service as a Board member cease for any reason while an option remains outstanding and unexercised, then the option term shall immediately terminate and the option shall cease to be outstanding prior to the Expiration Date in accordance with the following provisions:

                           (i) The option shall immediately  terminate and cease
to be outstanding for any shares of Common Stock for which the option was not otherwise exercisable at the time of Optionee's cessation of Board service.

                           (ii) Should Optionee cease, for any reason other than
death, to serve as a member of the Board, then Optionee shall have a six-month period measured from the date of such cessation of Board service in which to exercise the options which vested prior to the time of such cessation of Board service. In no event, however, may any option be exercised after the Expiration Date of such option.

                           (iii) Should  Optionee  die while  serving as a Board
member or within six months after cessation of Board service, then the personal representative of the Optionee's estate (or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have the right to exercise any option for any or all of the shares of Common Stock for which the option is, in accordance with the provisions of this Plan, exercisable at the time of the Optionee's cessation of Board service, less any shares subsequently purchased by the Optionee pursuant to the option prior to death. Such right shall cease to be exercisable and the option shall accordingly terminate with respect to all Common Stock available under such option by the earlier of (A) the expiration of the twelve-month period measured from the date of Optionee's death or (B) the Expiration Date.

                  (g) Vesting.  Each  Automatic  Option  Grant made  pursuant to
Section 4.1(a)(i) shall become exercisable and vest in a series of twelve (12) equal and successive monthly installments, with the first such installment to become exercisable one month after the Annual Automatic Grant Date. Each Automatic Option Grant made pursuant to Section 4.1(a)(ii) shall become exercisable and vest in a series of 36 equal and successive monthly installments, with the first such installment to become exercisable one month after the Initial Automatic Grant Date. Each installment of an option shall only vest and become exercisable if the Optionee has not ceased serving as a Board member as of such installment date.

                  (h) Limited Transferability. Each Automatic Option Grant shall be exercisable only by Optionee during Optionee's lifetime and shall be neither transferable nor assignable, other than by will or by the laws of descent and distribution following Optionee's death.

         4.2      CORPORATE TRANSACTION

                  In the event of stockholder approval of a Corporate Transaction (as that term is defined in Section 2.3(a)), then all options granted pursuant to this Article IV (to the extent outstanding at such time, but not otherwise fully exercisable and vested) shall automatically accelerate and immediately vest so that the option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares at the time subject to the option and may thereafter be exercised for any or all such Option Shares. Upon the consummation of the Corporate Transaction, the option shall, to the extent not previously exercised, terminate and cease to be outstanding.

         4.3      CHANGE IN CONTROL

                  All options granted pursuant to an Automatic Option Agreement under this Article IV (to the extent outstanding, but not otherwise fully exercisable and vested) shall automatically accelerate in connection with a Change in Control (as that term is defined in Section 2.4(a)), so that such option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Option Shares at the time subject to that option and may be exercised for any or all of such Option Shares. The option shall remain so exercisable until such option has terminated in accordance with Section 4.1(d) hereof.

         4.4      MISCELLANEOUS PROVISIONS

                  (a) Corporation Rights. The Automatic Option Grants shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                  (b) Privilege of Stock Ownership. An Optionee shall not have any of the rights of a stockholder with respect to Option Shares until such individual shall have exercised the option and paid the option price for the Option Shares.


                                    ARTICLE V
                                 MISCELLANEOUS
                                 -------------

         5.1      AMENDMENT OF THE PLAN AND AWARDS

                  (a) Board Authority. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall, without the consent of the Corporation's stockholders, disqualify any option previously granted under the Plan for treatment as an Incentive Option, or adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the Optionee or Participant consents to such amendment. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan, except for permissible adjustments under Section 1.5(d) or extend the term of the Plan, (ii) materially modify the eligibility requirements for plan participation or (iii) materially increase the benefits accruing to plan participants.

                  (b) Options Issued Prior to Stockholder Approval. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and the Automatic Option Grant Program prior to any required stockholder approvals, provided, any shares actually issued under the Plan are held in escrow until stockholder approval is obtained. If such stockholder approval is not obtained within twelve (12) months of the meeting of the Board approving the Plan or any amendments, then (i) any unexercised options shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

                  (c) Rule  16b-3  Plan.  With  respect  to  persons  subject to
Section 16 of the 1934 Act, the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any revision of the Plan or action by any Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by such Plan Administrator. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

         5.2      TAX WITHHOLDING

                  (a) General. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, State and local income tax and employment tax withholding requirements.

                  (b) Shares to Pay for Withholding. A Plan Administrator may, in its discretion and in accordance with the provisions of this Section 5.2(b) and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of SEC Rule 16b-3), provide any or all holders of non-statutory options or unvested shares under the Plan with the right to use shares of the Corporation's Common Stock in satisfaction of all or part of the Federal, State and local income tax and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

                           (i) Stock Withholding. The holder of the nonstatutory
option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such non-statutory option or the vesting of such shares, a portion of those shares with an aggregate fair market value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                           (ii) Stock Delivery.  The Plan  Administrator may, in
its discretion, provide the holder of the non-statutory option or the unvested shares with the election to deliver to the Corporation, at the time the non-statutory option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage of the taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

         5.3      EFFECTIVE DATE AND TERM OF PLAN

                  (a) Effective Date. This Plan, as successor to the Corporation's 1989 Stock Option Plan, become effective as of the applicable Effective Date, and no further option grants or stock issuances shall be made under the 1989 Plan from and after such Effective Date.

                  (b) Incorporation of 1989 Plan. Each option issued and outstanding under the 1989 Plan immediately prior to the Effective Date of the Discretionary Option Grant Program shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder.

                  (c) Discretion. The option and vesting acceleration provisions of Article II relating to Corporate Transactions and Changes in Control may, in the Plan Administrator's discretion, be extended to one or more stock options which are outstanding under the 1989 Plan on the Effective Date of the Discretionary Option Grant Program but which do not otherwise provide for such acceleration.

                  (d) Termination of Plan. The Plan shall terminate upon the earlier of (i) January 19, 2003 or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of options granted under the Plan. If the date of termination is determined under clause (i) above, then all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

         5.4      USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants under the Plan shall be used for general corporate purposes.

         5.5      REGULATORY APPROVALS

                  (a) General. The implementation of the Plan, the granting of any option under the Plan, and the issuance of Common

Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

                  (b) Securities Registration. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and State securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.

         5.6      NO EMPLOYMENT/SERVICE RIGHTS

                  Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

         5.7      MISCELLANEOUS PROVISIONS

                  (a)  Assignment.  The right to acquire  Common  Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and
Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

                  (b) Choice of Law. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of Arizona, as such laws are applied to contracts entered into and performed in such State.

                  (c) Plan Not Exclusive. This Plan is not intended to be the exclusive means by which the Corporation may issue options or warrants to acquire its shares of Common Stock, stock awards or issuances, or any other type of award or issuance. To the extent permitted by applicable law, any such other option, warrants, issuance, or awards may be issued by the Company, other than pursuant to this Plan, without shareholder approval.

         EXECUTED as of the 25th day of April, 1997.



                                        MICROCHIP TECHNOLOGY CORPORATION,
                                        a Delaware corporation


                                        By: /s/ Steve Sanghi
                                            ------------------------------------
                                                Steve Sanghi

                                                Its:  Chairman  of the  Board,
                                                President  and  Chief Executive
                                                Officer



Attested by:


/s/ C. Philip Chapman
------------------------------------
C. Philip Chapman
Secretary


/s/ Mary Simmons-Mothershed
------------------------------------
Mary Simmons-Mothershed
Assistant Secretary
                                       25